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Scudder Investments VIT Funds


o   Scudder Real Estate Securities Portfolio

Supplement To Prospectus Dated May 1, 2004


The following replaces "The portfolio managers" subsection of the "Who Manages and Oversees the Portfolio" section.

John F. Robertson, CFA                                 Karen J. Knudson
Partner of RREEF and Co-Manager of the portfolio.      Partner of RREEF and Co-Manager of the portfolio
  o Joined RREEF in 1997 (Lead Manager in fourth       through the fourth quarter of 2004.
    quarter of 2004).                                     o Joined RREEF in 1995.
  o Over 13 years of investment industry experience.      o Over 21 years of investment industry experience.
  o Prior to that, Assistant Vice President of Lincoln    o MBA, University of California at Berkeley.
    Investment Management responsible for REIT
    research.                                          Mark D. Zeisloft, CFA
  o MBA, Indiana University.                           Managing Director of RREEF and Co-Manager of
                                                       the portfolio.
                                                          o Joined RREEF in 1996.
                                                          o Over 13 years of investment industry experience.
                                                          o MBA, University of Chicago.

In addition, John W. Vojticek, a former portfolio manager of the Scudder RREEF Real Estate Securities Fund, will be joining the Portfolio as a portfolio manager at the end of September 2004.










               Please Retain This Supplement for Future Reference



September 9, 2004